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                                        UNITED STATES
                              SECURITIES AND EXCHANGE COMMISSION
                                     Washington, DC 20549
                                         FORM 8-K
                                      CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                               Date of Report: February 28, 2005


                                         R & B, Inc.
                    (Exact name of registrant as specified in its charter)


    Pennsylvania                       000-18914                 23-2078856
    ------------                       ---------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
           of incorporation)           File Number)          Identification No.)


                             3400 East Walnut Street
                           Colmar, Pennsylvania 18915
                    (Address of principal executive offices)

            Registrant's telephone number, including area code: 215-997-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
         Act (17 CFR 240.14d-2 (b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
         Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operation and Financial Condition.

The information being furnished in this Item 2.02 and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

On February 25, 2005, R&B, Inc. (the "Company") issued a press release announcing its operating results for the fourth quarter and year ended December 25, 2005. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated by reference herein.


Item 8.01 Other Events

On February 25, 2005, R&B, Inc. (the "Company"), announced that its Board of Directors declared a 2-for-1 stock split of its outstanding common stock, payable in the form of a stock dividend of one share for each share held. The stock split entitles each shareholder of record at the close of business on March 15, 2005 to receive one additional share for every share of common stock held on that date, with a payment date of March 28, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.



Item 9.01. Financial Statements and Exhibits

Exhibit Number          Description
     99.1               Press Release Dated February 25, 2005





                                          SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, R&B, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        R&B, Inc.


Dated: February 28, 2005                 By:   /s/ Mathias J. Barton
                                        -------------------------------------
                                        Mathias J. Barton
                                        Chief Financial Officer and
                                        Principal Accounting Officer










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                                        EXHIBIT INDEX


 Exhibit Number       Description

  99.1                Press Release Dated February 25, 2005